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                                                                    Exhibit 10.5

December 23, 2002


Worldspan, L.P.
300 Galleria Parkway, N.W.
Atlanta, GA  30339

        LETTER AMENDMENT

Ladies and Gentlemen:

Reference is made to the Amended and Restated Agreement for CRS Access and Related Services, dated as of November 1, 2001, as amended by the First Amendment thereto dated as of December 13, 2002 (the "Agreement")

Orbitz, LLC and Worldspan, L.P. hereby agree to amend the Agreement as follows:

Section 4.7(c) is restated in its entirety to provide as follows:

"(c)    Notwithstanding Sections 4.7(a) and (b), Orbitz shall discontinue all access, either directly or through ITA, to the Worldspan System with respect to Supplier Link Segments for [***]."

IN WITNESS WHEREOF, each of Orbitz, LLC and Worldspan, L.P. has caused this Amendment to be executed by its duly authorized representative as of the date first above written.

ORBITZ, LLC                                              WORLDSPAN, L.P.


By:     /s/: Gary Doernhoefer                     By:    /s/: Howard Kress
        ---------------------                            -----------------

        ---------------------------------                -----------------------
Title:  Vice President and General Counsel        Title: Vice President

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